UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2007

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2007, the Federal Home Loan Bank of Cincinnati (the Bank) issued a press release announcing changes in the organization of the Bank's management and several promotions, effective January 1, 2007.

Andrew S. Howell has been promoted to Executive Vice President, Mission Asset Activity, which includes the Bank's Credit, Mortgage Purchase Program, and Housing and Community Investment departments.

Donald R. Able, who has been serving as Interim Principal Financial Officer, has been named Principal Financial Officer, with responsibility for financial reporting. Mr. Able is also Senior Vice President and Controller of the Bank.

The text of the press release is filed as Exhibit 99.1 of this 8-K. The information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 -- Press Release, dated January 2, 2007, issued by the Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

January 2, 2007	By:	David H. Hehman

Name: David H. Hehman
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release